UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 22, 2005

Aphton Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19122	95-3640931
(Commission File Number)	(IRS Employer Identification No.)

8 Penn Center, Suite 2300, 1628 JFK Boulevard, Philadelphia, PA	19103
(Address of Principal Executive Offices)	(Zip Code)

(215) 218-4340

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 24, 2005, Aphton Corporation (“Aphton”) acquired all of the equity securities of Igeneon AG. Reference is made to the information regarding the issuance of the 21,500,000 shares of Aphton’s common stock in connection with Aphton’s acquisition of all of the equity securities of Igeneon AG contained in the Definitive Proxy Statement filed on February 15, 2005 and Item 3.02 of this Form 8-K, which is hereby incorporated by reference herein. A copy of the press release announcing the closing of the acquisition of all of the equity securities of Igeneon AG is attached as Exhibit 99.1.

Item 3.02 Unregistered Sales of Equity Securities.

On March 24, 2005, Aphton issued 21,500,000 shares of Aphton’s common stock and paid $25,000 in cash to the equity holders of Igeneon AG as consideration for all of the equity securities of Igeneon AG. Reference is made to the information regarding the issuance of the 21,500,000 shares of Aphton’s common stock in connection with Aphton’s acquisition of all of the equity securities of Igeneon AG contained in the Definitive Proxy Statement filed on February 15, 2005, which is hereby incorporated by reference herein. The shares of Aphton’s common stock were issued pursuant to the exemption from registration under Section 4(2) and Regulation S of the Securities Act.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Reference is made to the information regarding the amendment to Aphton’s Amended and Restated Certificate of Incorporation contained in Item 8.01 of this Form 8-K and the Definitive Proxy Statement filed on February 15, 2005, which is hereby incorporated by reference herein. A copy of the amendment to Aphton’s Amended and Restated Certificate of Incorporation is attached as Exhibit 3.4.

Item 8.01 Other Events.

On March 22, 2005, the stockholders of Aphton approved at a Special Meeting of Stockholders the following two proposals: (1) the issuance of 21,500,000 shares of Aphton’s common stock in connection with the acquisition of all of the equity securities of Igeneon AG; and (2) an amendment to Aphton’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of all classes of stock that Aphton may issue from 64,000,000 shares to 104,000,000 shares, of which 4,000,000 shares shall be classified as preferred stock and 100,000,000 shares shall be classified as common stock. A copy of the press release announcing the results of the Special Meeting of Stockholders is attached as Exhibit 99.2.

Item 9.01 Financial statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The financial statements of Igeneon AG required by Item 9.01 of Form 8-K shall be filed by amendment to this Form 8-K not later than 71 calendar days from March 30, 2005.

(c)	Exhibits

Exhibit Number	Description
3.4	Amendment to Aphton’s Amended and Restated Certificate of Incorporation.

99.1	Press Release of Aphton Corporation, dated March 24, 2005.

99.2	Press Release of Aphton Corporation, dated March 22, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2005	APHTON CORPORATION

/s/ James F. Smith
	Name:	James F. Smith
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document Description
3.4	Amendment to Aphton’s Amended and Restated Certificate of Incorporation.

99.1	Press Release of Aphton Corporation, dated March 24, 2005.

99.2	Press Release of Aphton Corporation, dated March 22, 2005.